UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2021 (October 6, 2021)

ALTISOURCE PORTFOLIO SOLUTIONS S.A.
(Exact name of Registrant as specified in its Charter)

Luxembourg	001-34354	98-0554932
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
42, avenue Monterey
L-2163 Luxembourg
Grand Duchy of Luxembourg
(Address of principal executive offices including zip code)
+352 2469 7900
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value	ASPS	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying
with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01 Entry into a Material Definitive Agreement

On October 6, 2021, Altisource S.à r.l. (“Altisource”), a subsidiary of Altisource Portfolio Solutions S.A. (the “Registrant” and together with its subsidiaries, the “Company”), entered into a definitive Stock Purchase Agreement (the “SPA”) to sell all of its equity interests in Pointillist, Inc. (“Pointillist”) to Genesys Cloud Services, Inc. (“Genesys”) (the “Transaction”). The Transaction is anticipated to close before the end of the 2021 calendar year, subject to the satisfaction or waiver of customary closing conditions including regulatory approval. Under the SPA, Genesys will acquire all of the equity interests in Pointillist for $150 million (the “Purchase Price”). The Purchase Price consists of an up-front payment of $145 million, subject to certain adjustments at closing, including a working capital adjustment, and an additional $5 million to be held in an escrow account to satisfy certain indemnification claims that may arise on or prior to the first anniversary of the sale closing, with the balance to be paid thereafter. On a fully diluted basis, Altisource owns approximately 69% of the equity of Pointillist. The Company estimates that Altisource will receive approximately $100 million in cash at closing from the sale of its equity in Pointillist and the collection of receivables from Pointillist, subject to a working capital adjustment. The Company estimates it will receive an additional $3.7 million following the one-year anniversary of closing, assuming no indemnification claims.
Altisource estimates it will recognize a pre-tax and after-tax gain of approximately $107 million from the sale. For the eight months ended August 31, 2021, Altisource’s consolidated financial statements included $2.7 million of revenue and $(6.4) million of loss before income tax expense and non-controlling interest from the Pointillist business.
Among other customary conditions, the closing of the Transaction is subject to the expiration or termination of any applicable waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. The SPA contains representations, warranties and covenants of the parties that are customary for transactions of this type. The representations, warranties and covenants set forth in the SPA have been made only for the purposes of the SPA and solely for the benefit of the parties thereto, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the SPA instead of establishing these matters as facts. In addition, information regarding the subject matter of the representations and warranties made in the SPA may change after the date of the SPA. Accordingly, the SPA is included with this Current Report on Form 8-K only to provide investors with information regarding its terms and not to provide investors with any other factual information regarding Altisource, the Company, Pointillist, Genesys, and their respective subsidiaries and businesses as of the date of the SPA or as of any other date.
The foregoing description of the SPA does not purport to be complete and is qualified in its entirety by reference to the full and complete terms of the SPA, a copy of which is filed as an exhibit to this Current Report on Form 8-K.
Item 7.01 Regulation FD Disclosure
On October 7, 2021, the Company issued a press release announcing the Transaction. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. The information set forth in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements And Exhibits
(d) Exhibits

Exhibit No.	Description
Exhibit 2.1*
Stock Purchase Agreement dated as of October 6, 2021 by and among Genesys Cloud Services, Inc., Altisource S.à r.l., Pointillist, Inc,. and other holders of the outstanding capital stock of Pointillist, Inc.

Exhibit 99.1	Press Release dated October 7, 2021

*Certain portions of the exhibit have been omitted pursuant to Rule 601(b)(2) of Regulation S-K. The omitted information is (i) not material and (ii) would likely cause competitive harm to Company or Pointillist if publicly disclosed.

Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements that involve a number of risks and uncertainties. Those forward-looking statements include all statements that are not historical fact, including statements about our beliefs and expectations. Forward-looking statements are based on management’s beliefs as well as assumptions made by and information currently available to management. Because such statements are based on expectations as to future economic performance and are not statements of historical fact, actual results may differ materially from those projected. The Company undertakes no obligation to update any forward-looking statements whether as a result of new information, future events or otherwise. The risks and uncertainties to which forward-looking statements are subject include, but are not limited to, risks relating to the Transaction, including in respect of the satisfaction of closing conditions and the timing thereof; delays in obtaining regulatory and other third party consents in connection with the Transaction; unanticipated expenditures relating to or liabilities arising from the Transaction; the inability to achieve the expected benefits of the transaction; litigation or regulatory issues relating to the Transaction; and the risks discussed in Item 1A of Part I “Risk Factors” in our Form 10-K filing with the Securities and Exchange Commission, as the same may be updated from time to time in our Form 10-Q filings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 7, 2021

Altisource Portfolio Solutions S.A.

By:	/s/ Gregory J. Ritts
Name:	Gregory J. Ritts
Title:	Chief Legal and Compliance Officer